Exhibit 10.2

WAIVER AND AMENDMENT AGREEMENT

November 3, 2014

GTAT Corporation
GT Advanced Technologies, Inc.
GT Advanced Equipment Holding LLC
GT Equipment Holdings Inc.
Lindbergh Acquisition Corp.
GT Sapphire Systems Holdings LLC
GT Advanced Cz LLC
GT Sapphire Systems Group LLC
GT Advanced Technologies Limited

Re: Waiver of Condition in Adequate Protection and Settlement Agreement
To Whom It May Concern:
Reference is made to that certain Adequate Protection and Settlement Agreement (the “Settlement Agreement”), dated as of October 21, 2014 among, Apple Inc. (“Apple”), Platypus Development LLC (“Platypus”, and together with Apple, the “Apple Parties”), and GTAT Corporation, GT Advanced Technologies, Inc., GT Advanced Equipment Holding LLC, GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holdings LLC, GT Advanced Cz LLC, GT Sapphire Systems Group LLC, and GT Advanced Technologies Limited (collectively, the “GTAT Parties”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Settlement Agreement.

This letter agreement addresses certain terms in sections 11 and 12 of the Settlement Agreement.

1.	Waiver
Section 11 of the Settlement Agreement provides: “It shall be a condition to the occurrence of the Effective Date that (i) each Declaration remain sealed until the Bankruptcy Court enters an order withdrawing and striking such Declaration from the docket (the “Expungement Order”) and (ii) the Bankruptcy Court enter the Expungement Order (which may be the Approval Order), which order shall also contain a provision directing any party that received any such Declaration to destroy it immediately.”

Section 12(a)(iii) of the Settlement Agreement provides that the Settlement Agreement is conditioned on “the Expungement Order becoming final and no longer subject to appeal.”

Section 12(a) further provides, among other things, that the Parties may mutually waive clause
(iii) of Section 12(a).

The Apple Parties and the GTAT Parties hereby irrevocably waive the conditions to the Effective Date set forth in Sections 11 and 12(a)(iii) of the Settlement Agreement.

2.	Agreement Regarding Section 12(b) Termination
Section 12(b) of the Settlement Agreement provides: “This Settlement Agreement and all Parties’ obligations hereunder shall automatically terminate upon denial of the Expungement Order or the motion with respect to the Expungement Order by the Bankruptcy Court.”

The Parties hereby agree and acknowledge that, notwithstanding anything to the contrary contained in Section 12(b) of the Settlement Agreement, (a) the Settlement Agreement shall not terminate upon the denial of the Expungement Order or the motion with respect to the Expungement Order and (b) if either of the Expungement Order or the motion with respect to the Expungement Order is denied, the Parties shall remain bound by the terms of the Settlement Agreement.
Except as expressly set forth herein, the Settlement Agreement shall remain in full force and effect in accordance with its terms.
This letter agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to conflict of laws principles. This letter agreement may be executed in any number of counterparts, and by each party hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
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IN WITNESS WHEREOF, each of the entities below has caused this letter agreement to be executed on its behalf by its duly authorized representative, as of the date first written above.

APPLE INC.

By /s/ Gene Levoff
Name: Gene Levoff
Title: Associate General Counsel, Corporate Law
PLATYPUS DEVELOPMENT LLC
By /s/ Gene Levoff
Name: Gene Levoff
Title: Authorized Person
ACKNOWLEDGED AND AGREED BY:
GTAT CORPORATION
By /s/ Hoil Kim
Name: Hoil Kim
Title: Vice President
GT ADVANCED TECHNOLOGIES, INC.
By /s/ Hoil Kim
Name: Hoil Kim
Title: Vice President
GT ADVANCED EQUIPMENT HOLDING LLC
By /s/ Hoil Kim
Name: Hoil Kim
Title: Manager
GT EQUIPMENT HOLDINGS, INC.
By /s/ Hoil Kim
Name: Hoil Kim

[SIGNATURE PAGE TO WAIVER AND AMENDMENT LETTER AGREEMENT]

Title: Vice President
LINDBERGH ACQUISITION CORP
By /s/ Hoil Kim
Name: Hoil Kim
Title: Vice President
GT SAPPHIRE SYSTEMS HOLDING LLC
By /s/ Hoil Kim
Name: Hoil Kim
Title: Vice President
GT ADVANCED CZ LLC
By /s/ Hoil Kim
Name: Hoil Kim
Title: Vice President
GT SAPPHIRE SYSTEMS GROUP LLC
By /s/ Hoil Kim
Name: Hoil Kim
Title: Vice President
GT ADVANCED TECHNOLOGIES LIMITED
By /s/ Hoil Kim
Name: Hoil Kim
Title: Director

[SIGNATURE PAGE TO WAIVER AND AMENDMENT LETTER AGREEMENT]